AMENDMENT NO. 5 TO MULTIPLE CLASS PLAN
                                       OF
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.


         THIS AMENDMENT NO. 5 TO MULTIPLE CLASS PLAN is made as of the 29th day of January, 1999, by each of the above named corporations (the "Issuers"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Multiple Class Plan.

                                    RECITALS

         WHEREAS, the Issuers are parties to a certain Multiple Class Plan dated as of May 31, 1996, as amended by that certain Amendment No. 4 dated as of November 13, 1998, (the "Plan"); and

         WHEREAS, American Century Capital Portfolios, Inc., has added a series, American Century Equity Index Fund (the "Fund"), offering multiple classes; and

         WHEREAS, the parties desire to amend the Plan to adopt the Plan on behalf of the Fund.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

         1. American Century Capital Portfolios, Inc. hereby adopts the Plan on behalf of the Fund, in accordance with Rule 18f-3 under the 1940 Act and on the terms and conditions contained in the Plan.

         2. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

         3. After the date hereof, all references to the Plan shall be deemed to mean the Multiple Class Plan, as amended by Amendment No. 5.

         5. In the event of a conflict between the terms of this Amendment No.5 and the Plan, it is the intention of the parties that the terms of this Amendment No. 5 shall control and the Plan shall be interpreted on that basis. To the extent the provisions of the Plan have not been amended by this Amendment No. 5, the parties hereby confirm and ratify the Plan.

         6. This Amendment No. 5 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 5 as of the date first above written.

                                  AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                                  AMERICAN CENTURY MUTUAL FUNDS, INC.
                                  AMERICAN CENTURY STRATEGIC ASSET
                                      ALLOCATIONS, INC.
                                  AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.


                                  BY:  /s/ Patrick A. Looby
                                          Patrick A. Looby
                                          Vice President of each of the Issuers
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                                            SCHEDULE A

                                Companies and Funds Covered by this Multiclass Plan
--------------------------------------------------------------- ------------ -------------------- -------------- -------------------
                                                                 Investor       Institutional       Services          Advisor
Fund                                                               Class            Class             Class            Class
--------------------------------------------------------------- ------------ -------------------- -------------- -------------------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
      American Century Equity Income Fund                           Yes              Yes               Yes              Yes
      American Century Value Fund                                   Yes              Yes               Yes              Yes
      American Century Real Estate Fund                             Yes              Yes               No               Yes
      American Century Small Cap Value Fund                         Yes              Yes               No               Yes
      American Century Equity Index Fund                            Yes              Yes               No                No
--------------------------------------------------------------- ------------ -------------------- -------------- -------------------
AMERICAN CENTURY MUTUAL FUNDS, INC.
      American Century Balanced Fund                                Yes              Yes               Yes              Yes
      Twentieth Century Growth Fund                                 Yes              Yes               Yes              Yes
      Twentieth Century Heritage Fund                               Yes              Yes               Yes              Yes
      Benham Intermediate-Term Bond Fund                            Yes              No                Yes              Yes
      Benham Limited-Term Bond Fund                                 Yes              No                Yes              Yes
      Benham Bond Fund                                              Yes              No                Yes              Yes
      Twentieth Century Select Fund                                 Yes              Yes               Yes              Yes
      Twentieth Century Ultra Fund                                  Yes              Yes               Yes              Yes
      Twentieth Century Vista Fund                                  Yes              Yes               Yes              Yes
      Twentieth Century Giftrust                                    Yes              No                No                No
      Twentieth Century New Opportunities Fund                      Yes              No                No                No
      Benham High-Yield Fund                                        Yes              No                No               Yes
--------------------------------------------------------------- ------------ -------------------- -------------- -------------------
AMERICAN  CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
      American Century Strategic Allocation: Aggressive             Yes              No                Yes              Yes
      American Century Strategic Allocation: Conservative           Yes              No                Yes              Yes
      American Century Strategic Allocation: Moderate               Yes              No                Yes              Yes
--------------------------------------------------------------- ------------ -------------------- -------------- -------------------
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
      Twentieth Century International Growth Fund                   Yes              Yes               Yes              Yes
      Twentieth Century International Discovery Fund                Yes              Yes               Yes              Yes
      Twentieth Century Emerging Markets Fund                       Yes              Yes               Yes              Yes
      Twentieth Century Global Growth Fund                          Yes              Yes               No               Yes
--------------------------------------------------------------- ------------ -------------------- -------------- -------------------
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